UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

Modiv Industrial, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 S. Virginia Street, Suite 800
Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 13, 2023, Modiv Industrial, Inc. (the “Company”) and Modiv Operating Partnership, LP, the Company’s operating partnership, entered into an Amended and Restated At Market Issuance Sales Agreement (the “A&R Sales Agreement”) with Robert W. Baird & Co. Incorporated, Truist Securities, Inc., BMO Capital Markets Corp., B. Riley Securities, Inc., Janney Montgomery Scott LLC and Colliers Securities LLC (collectively, the “Agents”), which amends and restates the previously announced At Market Issuance Sales Agreement dated June 6, 2022, pursuant to which the Company may offer and sell, from time to time through the Agents, shares of its Class C common stock, $0.001 par value per share (the “Shares”), having an aggregate offering price of up to $50,000,000. The purpose of the A&R Sales Agreement, among other things, was to revise the definition of “Agents” under the A&R Sales Agreement. As of the date of the A&R Sales Agreement, the Company has not sold any Shares under the A&R Sales Agreement; consequently, Shares having an aggregate sales price of $50,000,000 currently remain available for sale under the A&R Sales Agreement. Any Shares offered and sold in the offering will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-263985), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 2, 2022, a prospectus supplement, dated June 6, 2022, which the Company filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), and Supplement No. 1 to the prospectus supplement, dated November 13, 2023, which the Company filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act. Under the A&R Sales Agreement, the Agents may sell Shares by any method permitted by law and deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act.

A copy of the A&R Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the A&R Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the A&R Sales Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
1.1
Amended and Restated At Market Issuance Sales Agreement by and among Modiv Industrial, Inc., Modiv Operating Partnership, LP, Robert W. Baird & Co. Incorporated, Truist Securities, Inc., BMO Capital Markets Corp., B. Riley Securities, Inc., Janney Montgomery Scott LLC and Colliers Securities LLC, dated November 13, 2023

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INDUSTRIAL, INC. (Registrant)

By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: November 13, 2023